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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2001


                               MAXTOR CORPORATION
             (Exact name of registrant as specified in its charter)


               Delaware                                 0-14016                              77-0123732
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

                              510 Cottonwood Drive
                           Milpitas, California 95035
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 432-1700



          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     Exhibit No.          Description
     -----------          -----------
         3.2             Certificate of Correction to the Restated Certificate
                         of Incorporation of Maxtor Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAXTOR CORPORATION

Date:  March 2, 2000.                  By:  /s/ Glenn H. Stevens
                                           --------------------------------
                                            Glenn H. Stevens
                                            Vice President, General Counsel and
                                            Secretary

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                                  EXHIBIT INDEX

     Exhibit No.          Description
     -----------          -----------
         3.2             Certificate of Correction to the Restated Certificate
                         of Incorporation of Maxtor Corporation.